8-K/A 1 form8ka.htm

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 4, 2003

ZOOLINK CORPORATION
(Exact name of registrant as specified in charter)

NEVADA	000- 27361	91-1007473
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

510, 601 W. Hastings St., Vancouver, British Columbia, Canada,	V6B 5A6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                        (604) 638-5465

_________________________________________________
(Former name or former Address, if changed since last report)

The undersigned Registrant hereby amends the following "Item 7. Financial Statements and Exhibits" of its Current Report on Form 8-K, which was filed on February 6, 2003, to include the following:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document

16.	Signed Letter of former accountant, Deloitte & Touche, Chartered Accountants (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

ZOOLINK CORPORATION

By: /s/ Ali Shawkat
Ali Shawkat, President

Date: May 6, 2003

Deloitte & Touche LLP

P.O. Box 49279
Four Bentall Centre
280 - 1055 Dunsmuir Street
Vancouver, B.C. V7X 1P4
Canada

Tel: (604) 669 4466
Fax: (604) 899 8380
www.deloitte.ca

May 5, 2003

Securities and Exchange Commissions
Mail Stop 11-3
450 5th Street, NW
Washington, DC 20549

Dear Sirs/Madams:

We have read Item 4 of Zoolink Corporation's Form 8-K dated February 5, 2003 and we agree with the comments made therein.

Yours truly,

Deloitte & Touche LLP
Chartered Accountants